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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                 MARCH 9, 1998
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                                (Date of Report)



                            National City Corporation
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             (Exact name of registrant as specified in its charter)

Delaware                              1-10074                   34-1111088
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(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

1900 East Ninth Street, Cleveland, Ohio                            44114
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(Address of principal executive offices)                         (Zip Code)

                                  216-575-2000
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              (Registrant's telephone number, including area code)



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Item 5.  Other Events
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         On March 5, 1998 the Registrant announced the proposed mergers of First of America Bank Corporation and Fort Wayne National Corporation with and into National City Corporation have each been approved by the Board of Governors of the Federal Reserve System. Remaining state regulatory approvals are expected shortly. The prospectus and proxy statement for each transaction has been mailed to stockholders. Stockholder meetings are scheduled for March 30, 1998 as follows:

         - National City Corporation, 10:30 a.m., March 30, Pittsburgh, Pennsylvania

         - First of American Bank Corporation, 9 a.m., March 30, Kalamazoo, Michigan

         - Fort Wayne National Corporation, 10 a.m., March 30, Fort Wayne,
           Indiana

Assuming all anticipated approvals are received on or before March 30, 1998, the closing dates for the merger transactions are expected to be:

         - Fort Wayne National Corporation, March 30, 1998

         - First of America Bank Corporation, March 31, 1998

         Based on the above schedule, First of America and Fort Wayne National stockholders will be eligible for the upcoming National City common stock dividend, which customarily is declared in late March for payment May 1 to stockholders of record on a date in early April. All stockholders of record of National City common stock as of the record date will be entitled to the expected National City May 1, dividend.

         Based on the expected closing dates, the common stockholders of First of America and Fort Wayne National will receive the National City cash dividend instead of the previously declared First of America cash dividend and the customary Fort Wayne National second quarter dividend. The previously declared dividend on Fort Wayne National Corporation's preferred stock will be paid April 1 to stockholders of record March 10, 1998.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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         a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED: None.

         b) PRO FORMA FINANCIAL INFORMATION: None.

         c) EXHIBIT: Exhibit 99.1 Press Release dated March 5, 1998 incorporated herein by reference.



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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: March 9, 1998                By  /s/ David P. Lewis
                                        ---------------------------------
                                        David P. Lewis
                                        Vice President and Attorney